Exhibit 10.1

PROMISSORY NOTE

July 27, 2023

FOR VALUE RECEIVED, the undersigned, Daybreak Oil and Gas, Inc. (the “Debtor”), a corporation incorporated under the laws of the State of Washington with its registered office at 1414 S. Friendswood Dr, Suite 212, Friendswood, TX 77546, PROMISES TO PAY to or to the order of James F. Westmoreland (the “Holder”), at his office in Friendswood, Texas, or at such other place as may be designated by the Holder in writing, SIXTY THOUSAND AND NO/100 DOLLARS ($60,000.00) with no interest in lawful money of U.S. (the “Principal Amount”) on or before July 27, 2024 or such other date agreed to by the Debtor and the Holder (the “Maturity Date”).

Presentment, protest, notice of protest and notice of dishonour are hereby waived.

This Promissory Note shall be governed by and interpreted and enforced in accordance with the laws of the State of Washington.

IN WITNESS WHEREOF the Debtor has executed this Promissory Note by its duly authorized signatory as of the date first written above.

Daybreak Oil and Gas, Inc.

By:	/s/ KAROL L. ADAMS
Name: Karol L. Adams Title: Corporate Secretary